THE PARNASSUS FUND

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04044

The Parnassus Fund

(Exact name of registrant as specified in charter)

One Market — Steuart Tower #1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Debra Early
The Parnassus Fund
One Market — Steuart Tower #1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 778-0200
Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

Item 1: Reports to Shareholders.

February 11, 2005
Dear Shareholder:

     As of December 31, 2004, the net asset value per share (NAV) of the Parnassus Fund was $31.09, so after taking dividends into account, the total return for 2004 was 3.89% . This compares to a gain of 10.88% for the S&P 500 Index, 9.15% for the Nasdaq Composite and 11.05% for the average multi-cap core fund followed by Lipper, Inc. It's a very disappointing year since we finished behind all the indices. As of the end of the third quarter, we were ahead of the Nasdaq and the Lipper average and less than a half percent behind the S&P, but we lost a lot of ground during the fourth quarter. For the last quarter of the year, we were up 2.8% while the S&P was up 9.23%, the Nasdaq was up 14.87% and the Lipper average was up 10.04% .

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods:

Period Ended	Parnassus	S&P 500	Lipper Multi-Cap	Nasdaq
December 31, 2004	Fund	Index	Core Average	Index

One Year	3.89%	10.88%	11.05%	9.15%
Three Years	(4.41%)	3.58%	4.41%	4.20%
Five Years	(0.80%)	(2.29%)	1.05%	(11.41%)
Ten Years	7.69%	12.04%	11.63%	11.64%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2004(1)

Insurance	15.86%	Apparel	5.82%
Health Care Services	9.36%	Financial Services	5.33%
Telecom	6.74%	Pharmaceuticals	5.09%
Banking	6.61%	Medical Equipment	4.37%
Publishing	6.16%	Semiconductors	0.01%
Software	5.85%	Short-Term Securities	28.80%

(1)	Portfolio composition is based upon total securities, rather than net assets, and excludes short-term securities received as collateral from securities lending.

Value on December 31, 2004 of $10,000 invested on December 31, 1994
The Parnassus Fund $20,968
S&P 500 Index $ 31,196
Nasdaq Composite Index $30,123
Lipper Multi-Cap Core Fund $29,546
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

ANALYSIS

     For the year, we underperformed the S&P 500 by slightly less than seven percentage points. Virtually all of this underperformance was due to seven stocks.

     LeapFrog Enterprises, the producer of LeapPad and other educational toys, had the most negative impact on the Fund since it cost us 68¢ on the NAV. Its stock went from our average cost of $21.60 early in the year to $12.57 when we sold it late in 2004 for a loss of 41.8% ..

     LeapFrog is one of the two companies that has caused me a great deal of disappointment this year, partly because we lost so much money on the stock, but also because its great social purpose has not been fully realized. The LeapPad was designed to teach young children how to read by speaking words when a child touches a picture with a stylus. The American government also sent modified LeapPads to Afghanistan to teach Afghan women (mostly illiterate) about better health practices when they run a stylus over colorful pictures of village scenes and characters. LeapPad certainly helped many Afghan women with their health practices and taught many children to read.

     In October 2003, the stock had declined sharply after the company announced its failure to meet expectations due to its inability to handle late orders in time to book sales for the third quarter. The stock had dropped from the mid-40s into the low 20s at the time we bought most of our shares. We thought this was an appropriate price at the time given LeapFrog's statements about its performance. We were encouraged by the fact that LeapPads were selling briskly to consumers.

     Since the products were selling so well, we expected a strong holiday season in 2004. Retailers expected the same thing. Wal-Mart, for example, increased its shelf space allocated to LeapFrog products from 18 feet to 24 feet in a typical store. We were shocked in October 2004 when the company announced that its sales and earnings for 2004 would be far below expectations. Naturally, the stock plummeted. Further adverse news was announced in December 2004. We lost confidence in management's credibility and decided to sell the stock.

     The other company for which I feel a great deal of disappointment is Merck. It was once a great American company, but it's now a shadow of its former self. For seven straight years (1987-93), it was ranked as America's most admired company by Fortune magazine. Through the end of the 90's, it was almost always in the top ten of America's most admired companies. It consistently appeared on Fortune's list of the 100 Best Companies to Work for in America. What's more, Merck backed up its reputation with concrete action. It has always made significant contributions to charity and The Chronicle of Philanthropy named Merck the No.1 corporate donor in the United States for 2003 with $843 million in cash and in-kind donations. The company also matches donations of its employees on a one-for-one basis.

     Merck consistently used its resources to make important social contributions. For example, in the late 1980's, Merck developed a drug called Mectizan that worked to prevent “river blindness.” River blindness occurs most often in Africa. It's a disease that's spread by black simulium flies living along rivers that bite and, thereby, inject microscopic worms into the human body. The worms multiply in the body, causing skin disease and, eventually, blindness. Mectizan kills the worms' larvae and prevents the disease from spreading. Millions of people in the world's poorest countries have been protected from the disease, and river blindness is no longer a major health threat.

     There was no profit motive in Merck's research and development efforts on the drug. There was no way the company could ever sell enough of the drug to recoup its costs. Instead, almost all the Mectizan was donated—some 700 million tablets. This is just one example of the kind of social contribution Merck has made over the years. All of this is by way of background on why we always considered Merck to be a socially responsible company. It also explains why I am personally so sad about some of Merck's recent behavior.

     Our concern centers on the drug Vioxx, one of a category of painkillers called Cox-2 inhibitors. Widely used to control the pain from arthritis, Vioxx was one of Merck's best-selling drugs. On September 30, Merck announced that it was voluntarily withdrawing Vioxx from the market because of a study that linked increased cardiovascular risk to patients who used Vioxx for periods longer than 18 months. At first, we were proud of Merck's actions in voluntarily withdrawing the drug from the marketplace. We thought it was in keeping with Merck's tradition of social responsibility. More recently, though, information has come to light that puts Merck's actions in a less positive light. It appears that the company was aware of the probability of Vioxx causing increased risk of a heart attack years before the drug was withdrawn from the market. Because of these social concerns, the Parnassus Fund has sold the stock.

     Merck accounted for a loss of 31¢ on the NAV, dropping from our cost of $39.70 to $28.71 when we sold it for a decline of 27.7% .

     Our holding in Pfizer raises an issue that is similar to that posed by Merck. Pfizer makes two drugs that are in the same category as Merck's Vioxx. Celebrex and Bextra are both Cox-2 inhibitors. Of the two, Celebrex is by far the most important and the biggest seller for Pfizer. On December 17, the company announced that a study done by the National Cancer Institute found that patients taking 400 mg and 800 mg per day of Celebrex had a higher rate of cardiovascular events than those taking a placebo. In a separate long-term study sponsored by Pfizer, there was no increased risk of taking 400 mg of Celebrex per day. Both studies used an identical analysis and both studies were monitored by the same independent safety review board. A third study sponsored by the National Institutes of Health involving elderly patients taking 400 mg of Celebrex a day in an Alzheimer's Disease prevention trial found no increased cardiovascular risk. The studies are contradictory, so there is no clear evidence that Celebrex causes an increased risk of stroke or heart attack. Unlike the Merck case, there is no evidence that the company knew about increased risk from Celebrex before December 17.

     Like Merck, Pfizer has been a good corporate citizen in the past. It continues to be a positive force. For example, it recently donated $35 million to the Asian Tsunami relief efforts—$25 million in medicine and $10 million in cash to relief organizations. Since there is no evidence that Pfizer has concealed any safety information about Celebrex and it is not clear that there is a significant cardiovascular risk associated with using the medicine, we will continue to hold the stock.

     For the year, Pfizer's stock caused a loss of 32¢ per Parnassus share as it dropped from $35.33 to $26.89 for a decline of 23.9%. The Celebrex controversy caused much of the decline, but also important was the fact that over the next three years, patents will expire on drugs that currently account for 30% of the company's revenue.

     TriQuint Semiconductor lowered the NAV by 19¢ as its stock fell 33.5% as it went from our cost of $8.30 to $5.52 at the time we sold it. I must admit that this investment was ill conceived. The hope was that there would be a turnaround in the semiconductor market. Since TriQuint had already built a chip factory, earnings would increase because most of their manufacturing costs were fixed, so expenses would not go much higher with increased volume. As it turned out, the optical networking market did not recover, and the utilization rate for the new plant was only 40%.

     First Health Group decreased our share value by 15¢ as its stock dropped from our cost of $19.75 to $17.97 at the time we sold it. First Health is a physician provider organization (PPO) that has a network of healthcare providers that it maintains and uses on behalf of health insurers and self-insured institutions. Earnings fell off 25% as pricing became very competitive and margins declined. The company also had problems with customer retention. First Health merged with an HMO called Coventry Healthcare and we sold the stock.

     The St. Paul Travelers Insurance Company saw its stock fall 9.6%, declining from our cost of $41.02 to $37.07 at the end of the year. This brought the NAV down by 15¢. Weak policy sales and lower prices in the insurance industry hurt earnings. The company also had to take some unexpected reserves to cover losses.

     Health Management Associates, an operator of community hospitals in rural areas, reduced the Fund's NAV by 15¢ as its stock fell from $24 a share to $21.87 where we sold it. This represented a decline of 8.9%. The company is well managed and provides excellent care in underserved parts of the country. However, bad debts and other revenue shortfalls clouded the outlook for the company, so we sold most of our shares.

     Eight companies had a positive impact on the Fund, with each boosting the NAV by 15¢ or more. The biggest winner was Nokia Corporation, the Finland-based producer of cellular telephones and other telecommunications equipment. The stock soared 33.5%, going from our cost of $11.74 to $15.67 by the end of the year. This added 47¢ to each Parnassus share. We bought Nokia when the stock was quite depressed—$11.74 a share in the summer, down from $23.52 on March 8. The company had been losing share in the cell phone market since its products became less appealing to customers. For example, Nokia did not make the popular “clamshell” phone that folds over, but stuck to the older “candy bar” phone that has the keys exposed. Last year, the company introduced a popular line of cell phones including several “clamshell” models. They also introduced some new phones with lots of features such as camera phones and those that have Internet access. Nokia began regaining market share in the third quarter and cell phone sales held up well, so the stock came back and helped the Fund.

     Charles Schwab contributed 37¢ to the NAV as its share price climbed 35.9%, rising from our cost of $8.80 to $11.96 by the end of the year. When we first bought the stock late last spring and into the summer, pessimism surrounded the company. Trading volume was down a lot, costs were too high and we believe the company had lost focus as it moved into areas where it had no competitive advantage. For example, Schwab had purchased an institutional research and trading firm called Soundview and also the high-end United States Trust Company that served very wealthy clients. These businesses were far removed from its origins as a discount broker serving Americans of more modest means.

     The stock bounced back after the company fired its chief executive officer, David Pottruck, who had spearheaded its purchase of these other businesses. Charles Schwab himself returned as CEO and set the company back on its original path. Schwab has since sold Soundview and started a program to cut costs. We like the stock because of its relationship with financial advisers and because of its mutual fund program. Many of you have invested in the Fund through a Schwab account, and we pay a fee to Schwab for this service. If the company can continue to improve its focus and reduce its bloated cost structure, the stock should move even higher.

     Laboratory Corporation of America added 32¢ to the NAV as its stock moved up 34.8%, climbing from $36.95 to $49.82. Pricing is stable in the industry, doctors and HMOs are ordering more tests, cost control is better and the company has improved its financial management.

     Mentor Graphics increased the value of each Parnassus share by 28¢ as its stock rose from our cost of $12.34 when we bought it in October and November to $15.29 by year-end for a gain of 23.9%. Mentor makes software for use in designing semiconductors, and orders for its products increased substantially in the fourth quarter. Its Calibre product for verifying that a semiconductor design can be successfully manufactured and will operate as designed has become the industry standard, so sales have been strong. Other products that have great potential are software for constructing printed circuit boards and for designing cable routes in automobiles.

     Intuit added 23¢ to the NAV as its stock climbed 15.9% from our cost of $37.88 to $43.92 when we sold the shares. Intuit makes financial and tax software for consumers and small businesses such as TurboTax, Quicken and QuickBooks. We bought the stock when it was trading at a depressed price. Subsequently, the company improved its TurboTax program and introduced some new products including better software for tax professionals.

     Quest Diagnostics saw its share price move up 25.8%—from our cost of $75.93 to $95.55—which added 22¢ to the price of our shares. Quest is in the same industry as Laboratory Corporation of America, and it benefited from the same factors as did the former.

     Wells Fargo contributed 19¢ to the NAV as it rose from our cost of $56.83 to $62.15 for an increase of 9.4%. The bank is a major real-estate lender, and its real-estate lending has held up well, while commercial lending has grown stronger along with the economic recovery.

     The Trex Company added 17¢ to each Parnassus share with its stock climbing 16.3% from our cost of $37.07 to $43.13 when we sold our shares. The company specializes in recycling plastic bags and wooden chips into imitation lumber that is used to build decks. This has a positive impact on the environment since it recycles material that might end up in a landfill; it also saves trees. This composite decking lasts longer than wood because it resists dry rot, insect damage and other wear-and-tear. Strong sales of its products including a new relationship with Home Depot helped the stock move higher.

OUTLOOK AND STRATEGY

     As I write this report in early January, the market has dropped over 2% in the first few trading days of the year. This is unusual for a January since the market tends to be strong at the beginning of the year. Part of the reason for the decline is a reaction to the sharp run-up in stocks in the last quarter of 2004. In this regard, the downward move may just be a correction.

     Right now, there are five factors that I'm thinking about as I develop our strategy. The first one is interest rates. Short-term interest rates will probably be moving higher. Last year, the Federal Reserve raised the federal funds rate from 1% to 2.25%, and it will probably be at least 3% by the end of the year. The Federal Reserve does not control long-term rates directly as they do short-term rates, but long-term rates usually go in the same direction as short-term rates. Last year, of course, this did not happen as the 10-year treasury note was around 4.2% at the beginning of the year and at the end of the year as well. This year, though, I expect long-term rates to rise along with short-term ones. The main reason for this is that inflationary pressures are building in the economy caused by the weak dollar, the budget deficit and the economic recovery. Higher interest rates are a negative for the stock market, but higher rates do not necessarily mean the market will go down. It is one factor among many.

     A second factor is the seasonal strength of the market. In general, the stock market gains the most from January to May, then weakens in the summer into the fall until late October when the market usually hits bottom. By November, the market is normally rising again through the end of the year and into the next one. Of course, this seasonal pattern does not happen every year, but it's been my experience that it does take place most of the time. Again, this is only one factor to consider, but it usually makes sense to have substantial investments in stock during this time of year.

     The third factor is valuations. The market is somewhat overvalued right now by historical standards, so we're due for a correction at some point. Of course, this doesn't mean the market can't go up even further and become even more overvalued. It does present a note of caution, though.

     A fourth factor is the economic recovery. The economy as a whole seems to be getting stronger, even as certain sectors continue to be weak. In general though, a stronger economy means a higher stock market.

     The fifth factor is investor confidence. Right now, investors and analysts are very bullish. Ironically, strong investor confidence is not good for the market. Most moves down come when investors are the most positive. It seems that when everyone is positive, everyone is already in the market and there's no one left to buy stocks at a higher price. As a contrarian fund, we take this into account. Even so, a high investor confidence rating does not mean that a stock market collapse is imminent. It may take months or even more than a year for a correction to set in.

     My conclusion is that the market will be mildly positive from now until May. After that, we'll make another evaluation. We will, however, be holding a substantial amount of cash, so we will be ready to take advantage of any dip in the market. Technology shares, in particular, have dropped somewhat of late, and the technology forecast is fairly weak. Some of these issues are nearing our “buy” point. If technology stocks drop an additional 10-15%, we might be buyers.

NEW STAFF MEMBER

     I'm proud to announce that Debra A. Early has joined Parnassus Investments as Vice President and Chief Financial Officer. Debra has had some great experience in financial services, having worked for 12 years with PricewaterhouseCoopers LLP. She spent most of that time auditing mutual funds and other financial institutions. This experience will be invaluable in her role supervising the accounting at the Parnassus Funds. Prior to joining PricewaterhouseCoopers, she worked in operations at Citibank in south Florida.

     Debra is a graduate of Florida Atlantic University and also received an MBA from that institution. She holds a CPA license in both Florida and California.

     She is married to Victor Early, a senior geologist at TetraTech, working in the environmental services division. They live in an old Victorian house and have two children, four year-old Laurel and two year-old Mark. In her spare time, Debra gardens around her house and fashions ceramic objects such as vases and tiles. The Parnassus staff is happy that someone with Debra's background has joined our team.

     Finally, I would like to thank all of you for investing in the Parnassus Fund.

Yours truly,

Jerome L. Dodson, President

UNDERSTANDING YOUR FUND'S EXPENSES (UNAUDITED)

     As a shareholder of the Fund, you incur ongoing costs, which include portfolio-management fees, administrative fees, shareholder reports and other Fund expenses. The Fund does not charge transaction fees so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period of July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

     In the example below, the first line for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

     Please note that the expenses shown in the table are meant to highlight only your ongoing costs in the Fund. Therefore, the second line is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Parnassus Fund	July 1, 2004	December 31, 2004	During Period*

Actual	$1,000.00	$1,040.31	$4.72

Hypothetical (5% before expenses)	$1,000.00	$1,020.51	$4.67

*	Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2004 THROUGH DECEMBER 31, 2004 (UNAUDITED)

	Realized	Number		Per	Sale	Per
Company	Gain (Loss)	of Shares	Cost	Share	Proceeds	Share

American International Group	$(607,022)	200,000	$13,924,572	$69.62	$13,317,550	$66.59
Apria Healthcare	(535,686)	300,000	8,742,698	29.14	8,207,012	27.36
Baldor Electric Company	796,964	100,000	1,883,465	18.83	2,680,429	26.80
Cardinal Health Inc.	949,533	275,000	12,024,058	43.72	12,973,591	47.18
Credence Systems Corporation	199,256	1,000,000	12,794,842	12.79	12,994,098	12.99
Electro Scientific Industries Inc.	991,567	500,000	11,972,396	23.94	12,963,963	25.93
Fannie Mae	21,095	10,000	684,600	68.46	705,695	70.57
Freddie Mac	46,164	10,000	571,640	57.16	617,804	61.78
First Health Group	(1,778,374)	1,000,000	19,747,496	19.75	17,969,122	17.97
Foot Locker Inc.	667,757	400,000	8,460,401	21.15	9,128,158	22.82
HCA Inc.	(7,950)	50,000	2,135,450	42.71	2,127,500	42.55
HCC Insurance Holdings Inc.	158,593	75,000	2,353,158	31.38	2,511,751	33.49
Health Management Associates	(1,744,731)	820,000	19,676,110	24.00	17,931,379	21.87
Intuit Inc.	2,715,745	450,000	17,047,112	37.88	19,762,857	43.92
Johnson & Johnson	2,062,987	250,000	11,731,556	46.93	13,794,543	55.18
Kinder Morgan Inc.	193,984	150,000	8,723,745	58.16	8,917,729	59.45
LeapFrog Enterprises	(7,862,222)	870,000	18,796,291	21.60	10,934,069	12.57
Laboratory Corporation of America Holdings	1,024,481	175,000	6,263,753	35.79	7,288,234	41.65
Liz Claiborne Inc.	369,609	475,000	17,056,333	35.91	17,425,942	36.69
Lincare Holdings Inc.	430,346	350,000	10,712,551	30.61	11,142,897	31.84
Longs Drug Stores Corporation	254,715	40,000	602,000	15.05	856,715	21.42
Lucent Technology (Warrants)	154	15,513	24,821	1.60	24,975	1.61
Mattel Inc.	(219,888)	625,000	11,240,505	17.98	11,020,617	17.63
MedImmune Inc.	455,410	325,000	7,151,275	22.00	7,606,685	23.41
Merck & Co. Inc.	(3,177,332)	420,000	15,233,618	36.27	12,056,286	28.71
New York Community Bancorp Inc.	36,428	25,000	463,960	18.56	500,388	20.02
ONEOK Inc.	(173,087)	529,500	11,648,926	22.00	11,475,839	21.67
Pfizer Inc.	39,147	100,000	3,464,906	34.65	3,504,053	35.04
Pharmaceutical Product Development Inc.	1,213,772	525,000	15,683,662	29.87	16,897,434	32.19
Toys R Us Inc.	1,024,311	275,000	3,611,750	13.13	4,636,061	16.86
Trex Company Inc.	1,974,498	270,500	9,692,052	35.83	11,666,550	43.13
TriQuint Semiconductor Inc.	(2,220,144)	800,000	6,636,440	8.30	4,416,296	5.52
Waters Corporation	282,524	25,000	858,229	34.33	1,140,753	45.63

Total	$(2,417,396)		$291,614,371		$289,196,975

THE PARNASSUS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Fund:

     We have audited the accompanying statement of assets and liabilities of the Parnassus Fund (the “Fund”), including the portfolio of investments by industry classification as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Parnassus Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California February 4, 2005

THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2004

		Percent of
Shares	Common Stocks	Net Assets	Market Value

	APPAREL
275,000	Ann Taylor Stores Corp.[1,2]		$5,920,750
5,000	The Gap Inc.		105,600
130,000	Reebok International Ltd. [2]		5,720,000
250,000	Ross Stores Inc.		7,217,500

		5.6%	$18,963,850

	BANKING
50,000	J.P. Morgan Chase & Co. [2]		1,950,500
315,000	Wells Fargo & Co.		19,577,250

		6.3%	$21,527,750

	FINANCIAL SERVICES
1,350,000	Charles Schwab Corp. [2]		16,146,000
25,000	H&R Block Inc. [2]		1,225,000

		5.1%	$17,371,000

	HEALTH CARE SERVICES
5,000	Health Management
	Associates Inc. [2]		113,600
275,000	Laboratory Corp. of
	America Holdings [1,2]		13,700,500
150,000	McKesson Corp.		4,719,000
125,000	Quest Diagnostics [2]		11,943,750

		9.0%	$30,476,850

	INSURANCE
10,000	Aflac Inc.		398,400
275,000	Montpelier Re Holdings Ltd.		10,573,750
320,000	RenaissanceRe Holdings Ltd. [2]		16,665,600
450,000	The St. Paul Travelers
	Companies Inc.		16,681,500

		13.0%	$44,319,250

	INSURANCE BROKER
225,000	Arthur J. Gallagher & Co. [2]	2.2%	$7,312,500

	MEDICAL EQUIPMENT
400,000	Boston Scientific Corp.[1]	4.2%	$14,220,000

	PHARMACEUTICALS
10,000	Forest Laboratories Inc.[1]		448,600
600,000	Pfizer Inc.		16,134,000

		4.9%	$16,582,600

	PUBLISHING
225,000	Gannett Co. Inc.		18,382,500
25,000	Knight-Ridder Inc. [2]		1,673,500

		5.9%	$20,056,000

	SEMICONDUCTORS
5,000	Agere Systems Inc.[1]		6,850
1,000	Xilinx Inc.		29,650

		0.0%	$36,500

	SOFTWARE
150,000	Cadence Design
	Systems Inc.[1]		2,071,500
10,000	Electronics for Imaging [1]		174,100
1,100,000	Mentor Graphics Corp.[1,2]		16,819,000

		5.6%	$19,064,600

	TELECOMMUNICATIONS
1,400,000	Nokia OYJ (ADR) [2]	6.5%	$21,938,000

	Total investment in
	common stocks
	(cost $213,557,955)	68.3%	$231,868,900

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

Principal		Percent of
Amount $	Short-Term Investments	Net Assets	Market Value

	U.S. Government Agency
	Discount Notes

10,000,000	Federal Home Loan
	Mortgage Corporation
	Zero Coupon,
	2.400% equivalent,
	matures 03/22/05		$9,946,667

28,000,000	Federal National
	Mortgage Association [2]
	Zero Coupon,
	2.166% equivalent,
	matures 01/05/05		27,995,030

18,000,000	Federal National
	Mortgage Association
	Zero Coupon,
	2.330% equivalent,
	matures 02/22/05		17,939,420

10,000,000	Federal National
	Mortgage Association
	Zero Coupon,
	2.350% equivalent,
	matures 03/03/05		9,960,181

10,000,000	Federal National
	Mortgage Association
	Zero Coupon,
	2.390% equivalent,
	matures 03/16/05		9,950,872

	22.3%		$75,792,170

	Certificates of Deposit [3]

100,000	Albina Community
	Capital Bank
	1.240%, matures 01/24/05		$99,741

100,000	Community Bank of the Bay
	2.030%, matures 09/04/05		97,296

100,000	Community Capital Bank
	1.250%, matures 02/05/05		99,618

100,000	Louisville Community
	Development Bank
	1.200%, matures 05/10/05		98,583

100,528	South Shore Bank Cleveland
	2.200%, matures 11/02/05		97,102

37,070	Self Help Credit Union
	1.510%, matures 01/15/05		36,922

100,000	Vermont Development Credit Union
	1.250%, matures 04/25/05		90,907

100,000	Wainwright Bank & Trust Co.
	1.930%, matures 11/04/05		96,636

	0.2%		$716,805

	Registered Investment
	Companies –
	Money Market Funds

5,762,704	Goldman Sachs FS
	Government Fund
	variable rate 1.930%		5,762,703

11,156,971	Janus Government Fund
	variable rate 2.190%		11,156,971

51,660	Scudder Government Fund
	variable rate 1.910%		51,660

	5.0%		$16,971,334

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2004 – CONTINUED

Principal		Percent of
Amount $	Short-Term Investments	Net Assets	Market Value

	Community Development
	Loans [3]

100,000	Boston Community
	Loan Fund
	2.000%, matures 06/30/05		$97,041

100,000	Boston Community
	Loan Fund
	2.000%, matures 06/30/05		97,041

100,000	Vermont Community
	Loan Fund
	2.000%, matures 12/07/05		94,411

		0.1%	$288,493

	Securities Purchased
	with Cash Collateral from
	Securities Lending

	Floating Rate Securities

10,000,000	First Tennessee Bank MTN
	variable rate 2.330%,
	matures 06/07/05		9,997,980

5,000,000	Lehman Brothers MTN
	variable rate 2.403%,
	matures 05/16/05		5,000,000

5,000,000	Morgan Stanley
	Dean Witter CP
	variable rate 2.393%,
	matures 02/18/05		5,000,000

		5.9%	$19,997,980

	Repurchase Agreements

20,000,000	Bank of America
	Securities LLC
	Triparty Repurchase
	Agreement
	(Repurchase agreement
	with The Bank of New York
	dated 12/31/04,
	effective yield is 2.360%,
	matures 01/03/05,
	Collateral:
	CIT Group Inc.,
	2.140%, 09/20/07;
	Westfield Capital Corp. Ltd.,
	5.125%, 11/15/14;
	total par value $21,014,621,
	total market value
	$20,915,898)		$20,000,000

30,000,000	Dresdner Kleinwort Benson
	Triparty Repurchase
	Agreement
	(Repurchase agreement with
	J.P. Morgan Chase Bank
	dated 12/31/04,
	effective yield is 2.360%,
	matures 01/03/05,
	Collateral:
	General Electric Corp.,
	2.615%, 03/15/05;
	Citigroup, Inc,
	2.440%, 09/01/05
	total par value $31,489,500,
	total market value
	$31,500,647)		30,000,000

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

Principal		Percent of
Amount $	Short-Term Investments	Net Assets	Market Value

27,051,151	Lehman Brothers
	Triparty Repurchase
	Agreement
	(Repurchase agreement with
	J.P. Morgan Chase Bank
	dated 12/31/04,
	effective yield is 2.383%,
	matures 01/03/05,
	Collateral:
	ARC 2002 AIO CMO,
	6.000%, 02/25/05 - 05/25/05;
	BSCMS 2001-TOP2 X1 CMO,
	0.635%, 02/15/35;
	FUNCM 1999-C2 IO CMO,
	0.653%, 06/15/31;
	GMACC 1998-C1 X CMO,
	0.308%, 05/15/30;
	IMSA 1999-2 A9 CMO,
	9.000%, 01/25/30;
	IRWHE 2003-1 AIO CMO,
	10.000%, 09/25/05;
	LBUBS 2001-C3 X CMO,
	0.981%, 06/15/36;
	MSC 1998-HF1 X CMO,
	0.919%, 03/15/30;
	PNCMS 1999-9 AX2 CMO,
	7.500%, 10/25/29;
	SARM 2004-5 5AX CMO,
	5.000%, 03/25/14;
	SAIL 2004-6 ASIO CMO,
	0.000%, 06/25/09;
	SASC 2002-2004 CMO,
	4.500% - 8.500%,
	05/25/05 - 01/25/34;
	SMART 1992-1993 CMO,
	0.000%, 05/25/08 - 02/25/24;
	TMST 2001-1 X CMO,
	0.000%, 10/25/41;
	total market value
	$27,812,087)		$27,051,151

	Total repurchase agreements
	(cost $77,051,151)	22.7%	$77,051,151

	Total securities purchased
	with cash collateral from
	securities lending
	(cost $97,049,131)	28.6%	$97,049,131

	Total short-term securities
	(cost $190,817,933)	56.2%	190,817,933

	Total securities
	(cost $404,375,888)	124.5%	$422,686,833

	Payable upon return of
	securities loaned	– 28.6%	(97,049,131)

	Other assets and
	liabilities –net	4.1%	14,255,635

	Total net assets	100.0%	$339,893,337

[1]	These securities are non-income producing.

[2]	This security or partial position of this security was on loan at December 31, 2004 (See Note 1). The total value of securities on loan at December 31, 2004 was $93,939,436.

[3]	Market value adjustments have been applied to these securities to reflect early withdrawal/call penalties.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

Glossary of Terms
ARC	Amortizing Residential Collateral Trust
BSCMS	Bear Stearns Commercial Mortgage Securities
FUNCM	First Union - Chase Commercial Mortgage
GMACC	GMAC Commercial Mortgage Securities Inc.
IMSA	Impac Secured Assets CMN Owner Trust
IRWHE	Irwin Home Equity
LBUBS	LB-UBS Commercial Mortgage Trust
MSC	Morgan Stanley Capital
PNCMS	PNC Mortgage Securities Corp.
SARM	Structured Adjustable Rate Mortgage Loan Trust
SAIL	Structured Asset Investment Loan Trust
SASC	Structured Asset Securities Corp.
SMART	Structured Mortgage Asset Residential Trust
TMST	Thornburg Mortgage Securities Trust

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

Assets
Investments in securities, at market value (identified cost $213,557,955)	$231,868,900
Temporary investments in short-term securities (at cost, which approximates market value)	113,766,782
Repurchase agreements (at cost, which approximates market value)	77,051,151
Cash	14,388,114
Receivables:
Dividends and interest	290,586
Capital shares sold	45,116
Other assets	23,072

Total assets	$437,433,721

Liabilities
Payable upon return of securities loaned	97,049,131
Capital shares redeemed	167,648
Fees payable to Parnassus Investments	247,848
Accounts payable and accrued expenses	75,757

Total liabilities	$97,540,384

Net assets
(equivalent to $31.09 per share based on 10,932,062 shares of capital stock outstanding)	$339,893,337

Net assets consisting of
Undistributed net investment income	176,887
Unrealized appreciation on securities	18,310,945
Accumulated net realized loss	(56,052,703)
Capital paid-in	377,458,208

Total net assets	$339,893,337

Computation of net asset value and offering price per share
Net asset value and redemption price per share
($339,893,337 divided by 10,932,062 shares)	$31.09

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

Investment income
Dividends	$2,984,877
Interest	1,313,392
Securities lending	389,272
Other income	156,036

Total investment income	$4,843,577

Expenses
Investment advisory fees (Note 5)	2,291,525
Transfer agent fees (Note 5)	472,511
Fund accounting and administration fees (Note 5)	202,281
Service provider fees (Note 5)	104,453
Reports to shareholders	228,943
Registration fees and expenses	21,811
Custody fees	15,466
Professional fees	71,593
Trustee fees and expenses	28,238
Other expenses	31,989

Total expenses	$3,468,810
Fees paid indirectly (Note 5)	(8,619)

Net expenses	$3,460,191

Net investment income	$1,383,386

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from securities transactions	$(2,413,317)
Net change in unrealized appreciation (depreciation) of securities	13,552,815

Net realized and unrealized gain (loss) on securities	$11,139,498

Net increase in net assets resulting from operations	$12,522,884

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

	Year Ended	Year Ended
	December 31, 2004	December 31, 2003

From operations
Net investment income	$1,383,386	$186,178
Net realized gain (loss) from securities transactions	(2,413,317)	5,004,051
Net change in unrealized appreciation (depreciation)	13,552,815	45,012,496

Increase (decrease) in net assets resulting from operations	$12,522,884	$50,202,725

Dividends to shareholders
From net investment income	(1,420,609)	(994,032)

Increase (decrease) in net assets from capital share transactions	(40,763,894)	17,139,230

Increase (decrease) in net assets	$(29,661,619)	$66,347,923

Net assets
Beginning of period	369,554,956	303,207,033

End of period
(including undistributed net investment income of
$176,887 in 2004 and $214,110 in 2003)	$339,893,337	$369,554,956

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS 1. Significant Accounting Policies

The Parnassus Fund (the “Fund”) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

Securities Valuations: Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal and early call. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq's National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited, to the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions.

Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses and Distributions: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

Securities Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED

Repurchase Agreements: Collateral from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2004 and 2003, were as follows:

DISTRIBUTIONS PAID FROM:	2004	2003

Ordinary income	$1,206,499	$994,032
Long-term capital gains	—	—

Total distributions	$1,206,499	$994,032

At December 31, 2004, the cost of investments in securities, net unrealized appreciation (depreciation) and distributable earnings, for income tax purposes were as follows:

Cost of investments	$213,557,955

Unrealized appreciation	$23,625,702
Unrealized depreciation	(5,314,757)

Net unrealized appreciation (depreciation)	$18,310,945

Distributable earnings – ordinary income	$1,383,386
Distributable earnings – long-term capital gains	—

Undistributed ordinary income	$176,887
Undistributed long-term capital gains	—

At December 31, 2004, the Fund had available for federal income tax purposes unused capital losses of $27,133,176 expiring in 2010 and $20,875,253 expiring in 2011. The Fund incurred $8,044,272 of post-October capital losses as of December 31, 2004, which are deferred until 2005 for tax purposes.

Net investment income and realized loss were the same for financial statements and tax purposes during the year ended December 31, 2004.

There were no permanent differences incurred during the period ended December 31,2004, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) or capital paid-in.

THE PARNASSUS FUND

3. Capital Stock

As of December 31, 2004 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $377,458,208. Transactions in capital stock (shares) were as follows:

	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003

	Shares	Amount	Shares	Amount

Shares sold	777,691	$23,407,554	1,880,736	$54,363,760
Shares issued through dividend reinvestment	42,686	1,327,121	30,716	922,104
Shares repurchased	(2,187,774)	(65,498,569)	(1,366,491)	(38,146,634)

Net increase (decrease)	(1,367,397)	$(40,763,894)	544,961	$17,139,230

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2004 were $443,253,473 and $289,196,975, respectively.

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000, and 0.60% of the remaining balance.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund accounting and administration services to the Fund. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses. The Fund pays the monthly fee based on the number of accounts on record at month-end. Through July 31, 2004, the fund accounting and administration fee was $14,544 per month. Beginning on August 1, 2004, the fund accounting and administration fee was changed to reflect annual rates determined on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The annualized fund accounting and administration services fee was 0.07% of average net assets under this new agreement for the period August 1, 2004, through December 31, 2004.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, record-keeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay service providers an aggregate service fee on invested accounts at a rate not to exceed 0.25% per annum of the average daily net assets.

In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the four months ended April 30, 2004 totaling $83,668, of which $29,130 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund. On May 1, 2004, the Fund became a no-load Fund and no longer charges commissions on sales of the Fund's shares.

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED

The Fund paid commissions on portfolio transactions to third-party broker-dealers as part of directed brokerage arrangements. Under these arrangements, the Fund earned credits on trades executed by such brokers to pay for fund expenses. These expenses reimbursements are included in the statement of operations as fees paid indirectly. These arrangements were discontinued during 2004.

Jerome L. Dodson is the president of the Fund and is the president and majority shareholder of Parnassus Investments.

6. Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

	2004	2003	2002	2001	2000

Net asset value at beginning of year	$30.05	$25.79	$36.99	$39.22	$50.67

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.02	0.14	0.68	0.07
Net realized and unrealized gain (loss) on securities	1.05	4.32	(10.51)	2.39	0.68

Total income (loss) from investment operations	1.17	4.34	(10.37)	3.07	0.75

Distributions:
Dividends from net investment income	(0.13)	(0.08)	—	(0.56)	(0.08)
Distributions from net realized gain on securities	—	—	(0.83)	(4.74)	(12.12)

Total distributions	(0.13)	(0.08)	(0.83)	(5.30)	(12.20)

Net asset value at end of year	$31.09	$30.05	$25.79	$36.99	$39.22

Total overall return*	3.89%	16.83%	(28.05%)	7.84%	1.98%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.99%	1.03%	1.06%	1.00%	0.92%
Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.00%	0.92%
Ratio of net investment income (loss) to average net assets	0.40%	0.07%	0.45%	1.73%	0.12%
Portfolio turnover rate	119.80%	61.33%	142.04%	127.43%	120.58%
Net assets, end of year (000's)	$339,893	$369,555	$303,207	$405,536	$360,809

Net investment income per share is based on average daily shares outstanding.

* Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5% which is not reflected in the total overall return figures.

THE PARNASSUS FUND

ADDITIONAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES AND OFFICERS

INDEPENDENT TRUSTEES§

Portfolios
				in the Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of		Overseen	Held by
Name, Address and Age	Funds	Service	Principal Occupation(s) During Past 5 Years	by Trustee	Trustee

Herbert A. Houston	Trustee	Indefinite	Health-care consultant and	4	None
One Market –			owner of several small businesses;
Steuart Tower		Since 1992	Chief Executive Officer of the
Suite 1600		for Income	Haight Ashbury Free Clinics, Inc.
San Francisco,		Trust	from 1987 to 1998; Trustee of
California 94105		Since 1998	the Parnassus Fund since 1998
Age 61		for Parnassus	and the Parnassus Income Trust
		Fund	since inception.

Jeanie S. Joe	Trustee	Indefinite	President of Geo/Resource	4	None
One Market –			Consultants, a geotechnical and
Steuart Tower		Since	environmental consulting firm,
Suite 1600		October	since 1995; director and secretary
San Francisco,		2004	of Telecommunication Consumer
California 94105			Protection Fund Corporation.
Age 57

Donald V. Potter	Trustee	Indefinite	President and owner of	4	None
One Market –			Windermere Associates,
Steuart Tower		Since 2002	a consulting firm specializing
Suite 1600			in business strategy, since 1984.
San Francisco,
California 94105
Age 59

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

THE PARNASSUS FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED

BOARD OF TRUSTEES AND OFFICERS – CONTINUED

INTERESTED TRUSTEE†

Portfolios
				in the Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of		Overseen	Held by
Name, Address and Age	Funds	Service	Principal Occupation(s) During Past 5 Years	by Trustee	Trustee

Jerome L. Dodson††	President	Indefinite	President and Trustee of the	4	None
One Market –	and		Parnassus Fund and the Parnassus
Steuart Tower	Trustee	Since 1992	Income Trust since their inceptions;
Suite 1600		for Income	President and Director of
San Francisco,		Trust	Parnassus Investments since June
California 94105		Since 1984	1984; portfolio manager of the
Age 61		for the	Parnassus Fund since its inception.
Parnassus
Fund

†	An “interested” trustee is a trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds' investment adviser and because he is an officer of the Trusts.

† †	Jerome L. Dodson is the father of Stephen J. Dodson, the Chief Compliance Officer and Assistant Secretary of the Funds.

     Additional information about the Fund's Board of Trustees is available in the Statement of Additional Information. The Statement of Additional information is available without charge on the Securities and Exchange Commission's website (www.sec.gov) or by calling us at (800) 999-3505.

THE PARNASSUS FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED

BOARD OF TRUSTEES AND OFFICERS – CONTINUED

OFFICERS (OTHER THAN JEROME L. DODSON)

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age	Funds	Service	Principal Occupation(s) During Past 5 Years

Debra A. Early	Vice	Indefinite	Vice President, Chief Financial Officer and Treasurer of
One Market –	President		Parnassus Investments since 2004. Formerly, Senior
Steuart Tower	and	Since	Manager at PricewaterhouseCoopers LLP October 1992 to
Suite 1600	Treasurer	December	November 2004.
San Francisco,		2004
California 94105
Age 40

Todd Ahlsten	Vice	Indefinite	Vice President, Financial Analyst and Director of Research
One Market –	President		at Parnassus Investments since 1995.
Steuart Tower		Since 2001
Suite 1600
San Francisco,
California 94105
Age 32

Richard D.	Secretary	Indefinite	Attorney specializing in business law in private practice.
Silberman
One Market –		Since 1986
Steuart Tower
Suite 1600
San Francisco,
California 94105
Age 67

Stephen J. Dodson*	Chief	Indefinite	Financial Analyst with Morgan Stanley 1999-2001. Associate
One Market –	Compliance		with Advent International, a venture capital firm 2001-2002.
Steuart Tower	Officer and	Since 2002	Executive Vice President and Chief Operating Officer of
Suite 1600	Assistant		Parnassus Investments 2002-Present.
San Francisco,	Secretary
California 94105
Age 27

*	Stephen J. Dodson is the son of Jerome L. Dodson, the President and a trustee of the Funds.

THE PARNASSUS FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED RESULTS OF SPECIAL SHAREHOLDER MEETING

     On October 5, 2004, the Parnassus Fund held a special meeting of shareholders to elect trustees and to amend the by-laws of the funds. The shareholders of the Fund elected Jerome L. Dodson, Herbert A. Houston, Jeanie S. Joe and Donald V. Potter to the Board of Trustees of the Fund. The shareholders also voted to amend Section 1 of Article II of the Restated By-laws of the Trust to change the mandatory retirement age for independent trustees to age 70 from 75. The table below shows how the shareholders voted:

Election of Trustees to Board of Trustees of The Parnassus Fund:

	Total Shares	Total Shares	Total Percentage
	Voted “For”	Withheld	Voted “For”*

Jerome L. Dodson	5,647,696.10	126,712.58	97.8%
Herbert A. Houston	5,654,058.24	120,623.44	97.9%
Donald V. Potter	5,655,427.56	119,254.12	97.9%
Jeanie S. Joe	5,644,589.97	110,091.71	98.1%

Approval of Amendment to By-laws of The Parnassus Fund to Change Mandatory Retirement Age:

Total Shares	Total Shares	Total Percentage	Total Shares
Voted “For”	Voted “Against”	Voted “For”*	Abstained

5,210,114.27	361,499.74	90.2%	203,067.67
*The Total Percentage Voted For is of the shares cast at the meeting.

THE PARNASSUS FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
PROXY DISCLOSURES

     Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission's website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

QUARTERLY PORTFOLIO SCHEDULE

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission's website (www.sec.gov). The Fund's Form N-Q may also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant's principal executive officer and principal financial officer. During the fiscal year ending December 31, 2004 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds determined that Donald Potter, Chairman of the Board's Audit Committee, qualified as an "audit committee financial expert" as defined by Form N-CSR. The Trustee's decision was based on Mr. Potter's understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Group and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and 2004 were $64,500 and $47,905, respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2003 and 2004 were $0 and $4,100 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant's investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2003 and 2004 were $15,729 and $6,231, respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee's pre-approval policies and procedures are as follows:

The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Fund, affiliated funds, and other service affiliates.

Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services when such services are identified, and in all cases approval is required prior to completion.

(e)(2) 2% and 0% for fiscal years ended December 31, 2003 and December 31, 2004, respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser set forth in 4(b) and (c) of this Item of $15,729 and $10,331 for the fiscal years ended December 31, 2003 and 2004, respectively.

Item 5: Not applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11: Controls and Procedures.

(a) Based on the evaluation of the Parnassus Fund's disclosure controls and procedures, these controls and procedures are effective in providing reasonable assurance, that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission. The controls and procedures were first adopted on February 27, 2004 and were ammended and updated as of February 2, 2005.

(b) There were no significant deficiencies or material weaknesses in the Parnassus Fund's (the Fund) internal controls subsequent to the date of evaluation. However, the Fund is in the midst of an accounting software change. As a result, internal controls are being evaluated and changed as necessary, on an ongoing basis as the system evolves.

Item 12: Exhibits attached hereto.

12(a) Code of Ethics.
12(b)(1) Section 302 certification.
12(b)(2) Section 906 certification.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Parnassus Fund

Date: February 10, 2005	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 10, 2005	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: February 10, 2005	By:	/s/ Debra A. Early
Debra A. Early Vice President